                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 16, 1998

                    NEW ENGLAND INVESTMENT COMPANIES, L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       1-9468                   13-3405992
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)           Identification No.)

399 Boylston Street, Boston, Massachusetts                                 02116
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code (617) 578-3500
                                                          --------------

ITEM 5. OTHER EVENTS

       New England Investment Companies, L.P. (the "Partnership") announced on March 16, 1998, that the board of directors of its general partner has authorized the Partnership to change its name to "Nvest, L.P." The Partnership also announced that its affiliated operating partnership, NEIC Operating Partnership, L.P., will change its name to "Nvest Companies, L.P." The name changes will be effective on March 31, 1998.

       The press release of the Partnership issued on March 16, 1998, relating to the name changes is included as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibit is filed with this report:

    99.1. Press Release of New England Investment Companies, L.P. dated March 16, 1998, announcing the change of its name to Nvest, L.P.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereupon duly authorized.


                                  NEW ENGLAND INVESTMENT COMPANIES, L.P.

                                  By: New England Investment Companies, Inc.,
                                          its general partner

Date: March 16, 1998              By:________________________________
                                            Edward N. Wadsworth
                                            Executive Vice President

                                       3